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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 27, 2001


                       TRINET CORPORATE REALTY TRUST, INC.
             (Exact name of Registrant as specified in its charter)



                                    Maryland
                            (State of Incorporation)


                1-11918                                      94-3175659
     (Commission File Number)                        (IRS Employer ID Number)





1114 Avenue of the Americas, 27th Floor
         New York, NY                                            10036
(Address of principal executive offices)                       (Zip Code)




                                 (212) 930-9400
              (Registrant's telephone number, including area code)

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Item 2.  Acquisition or Disposition of Assets

     On July 27, 2001, the Registrant repaid all amounts outstanding under its $350 million revolving credit facility, and the facility was terminated. Also in July 2001, the Registrant transferred corporate tenant lease assets with an aggregate book value of approximately $269.5 million to another subsidiary of Registrant's parent company.

Item 7.  Financial Statements and Exhibits

(a)      Not applicable.

         (b) Pro forma financial information. Pro forma financial information is not included in this report and will be filed by amendment no later than 60 days after the date this report is required to be filed.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      TRINET CORPORATE REALTY TRUST, INC.

                                      By:
                                          ------------------------------------
                                          Spencer B. Haber
                                          President and
                                          Chief Financial Officer
                                          (Authorized Officer of the Registrant
                                          and Principal Financial Officer)


Dated:  August 10, 2001